SUPPLEMENT TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO MUNICIPAL FIXED INCOME FUND
For the Wells Fargo Colorado Tax-Free Fund
Wells Fargo North Carolina Tax-Free Fund
(each a “Fund”, together the “Funds”)

Effectively immediately, the Wells Fargo Colorado Tax-Free Fund and Wells Fargo North Carolina Tax-Free Fund are no longer offered and all references to the Funds are hereby removed.

March 18, 2019	MIIT039/P1104SP